COMP
J. David Pearce
Nevada Bar No. 6446
In Association with
 FABIAN & CLENDENIN
 A Professional Corporation
2123 Paradise Road
Las Vegas, NV 89109-0940                               /s/ [ILLEGIBLE]
(702) 894-4100                                               CLERK

Attorney for Plaintiffs

                         IN THE EIGHTH DISTRICT COURT

                         CLARK COUNTY, STATE OF NEVADA

SILVER STATE MATERIALS CORP., a )
Nevada corporation; CYRUS W.    )
SPURLINO, an individual,        )           Case No. A442555
                                )           Dept. No.   X11
           Plaintiffs,          )
                                )
   vs.                          )              VERIFIED COMPLAINT
                                )
MEADOW VALLEY CORPORATION, a    )
Nevada corporation; BRADLEY E.  )       Arbitration Exemption Claimed:
LARSEN; CHARLES R. NORTON; GARY )       -----------------------------
A. AGRON; EARLE C. MAY; CHARLES )     Equitable and Extraordinary Relief Sought
E. COWAN; KENNETH D. NELSON AND )
ALAN A. TERRIL, individually,   )              NAR 3(A)
                                )
      Defendants:
--------------------------------

     Plaintiffs Silver State Materials Corp., a Nevada Corporation, and Cyrus W. Spurlino, individually and derivatively complain and allege as follows:

                                   PARTIES
                                   -------

     1. Plaintiff, Silver State Materials Corp., is a Nevada corporation with its principal place of business located at 4005 Industrial Road, Las Vegas, Nevada.

     2. Silver State Materials Corp., became a shareholder of Meadow Valley Corporation on August 14, 2000, and presently owns 512,300 shares of common stock, which represents 14.42% of the outstanding common stock of the corporation.

     3.   Cyrus W. Spurlino resides at 7224 No. Mobley Rd., Odessa, Florida.






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     4.   Spurlino became a shareholder of Meadow Valley Corporation on
November 4, 1997, and presently owns 47,800 shares of common stock, which represents 1.3% of the outstanding common stock of the corporation.

     5. Defendant Meadow Valley Corporation (sometimes hereinafter referred to as "the Company" or "the Corporation") is a Nevada corporation with its principal place of business located at 4411 South 40th Street, Suite D-11, Phoenix, Arizona, and its registered office located at 1435 N. Anderson Street, Overton, Nevada. The Corporation's stock is publicly traded on the NASDAQ National Market System.

     6. Defendant Bradley E. Larsen is a resident of Arizona. At all times material hereto, Mr. Larsen was and currently is a director of Meadow Valley Corporation.

     7. Upon information and belief, Defendant Charles E. Norton is a resident of Ohio. At all times material hereto, Mr. Norton was and currently is a director of Meadow Valley Corporation.

     8. Defendant Gary A. Agron is a resident of Colorado. At all times material hereto, Mr. Agron was and is a director of Meadow Valley Corporation.

     9. Upon information and belief, Defendant Earle C. May is a resident of Arizona. At all times material hereto, Mr. May was and is a director of Meadow Valley Corporation.

     10. Upon information and belief, Defendant Charles E. Cowan is a resident of Arizona. At all times material hereto, Mr. Cowan was and is a director of Meadow Valley Corporation.

     11. Defendant Kenneth D. Nelson is a resident of Arizona. At all times material hereto, Mr. Nelson was and is a director of Meadow Valley Corporation.

     12. Defendant Alan A. Terril is a resident of Nevada. At all times material hereto, Mr. Terril was and is a director of Meadow Valley Corporation.

                             GENERAL ALLEGATIONS
                             -------------------

     13. Meadow Valley Corporation was incorporated in Nevada on September 15, 1994 as Richard Lewis Construction Co., and changed its name to Meadow Valley Corporation on November 30, 1994.

     14. On or about October 16, 1995, Meadow Valley Corporation filed its Form S-1 Registration Statement with Securities and Exchange Commission (hereinafter "SEC") under the Securities Act of 1933, as amended (15 U.S.C 77a, et seq.).
The Form S-1 Registration Statement contained the following materially false and misleading statement:

          Terms for the Company's Board of Directors are staggered. In November 1994, Messrs. Lewis and Black (designated "Class A" directors) were elected to three-year terms, Messrs. Terril and Nelson (designated "Class B" directors) were elected to two-year terms and Messrs. Larson and Markette (designated "Class C" directors) were elected to one-year terms. In the future, terms for Class A, Class B and Class C directors will all be for three years so that only two directors will be elected at any annual meeting of the Company's stockholders...

     15. Contrary to the corporation's statement in its Form S-1 Registration Statement, the Bylaws of Meadow Valley Corporation that were in effect in November 1994 did not provide for a classified Board of Directors with staggered terms. The election of a classified Board of Directors in November 1994, was, therefore, invalid. A true and correct copy of the corporation's Bylaws that were in effect in November 1994 are attached hereto as Exhibit "A".

     16. On October 20, 1995, within four days of filing its false and misleading Form S-1 Registration Statement, Meadow Valley Corporation executed new Bylaws which again did not provide for a classified Board of Directors with staggered terms. A true and correct copy of the Bylaws of Meadow Valley Corporation, dated October 20, 1995, which were filed with the SEC on March 28, 1996 as part of Meadow Valley Corporations Form 10-K 405, is attached hereto as Exhibit "B".

     17. Meadow Valley Corporation did not file a Proxy Statement And Notice Of Annual Meeting Of Shareholders with the SEC in 1995, and, upon information and belief, Meadow Valley Corporation did not hold an annual meeting of shareholders in 1995.

     18. On or about April 30, 1996, Meadow Valley Corporation issued its Proxy Statement And Notice Of Annual Meeting Of Shareholders To Be Held June 18, 1996 ("1996 Proxy Statement"), attached hereto as Exhibit "C".

     19. The 1996 Proxy Statement failed to disclose that the Form S-1 Registration Statement was materially false and misleading and that it contained untrue statements about the governance of the corporation. The 1996 Proxy Statement also omitted to state other material facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. The 1996 Proxy Statement further failed to disclose that the 1994 election of directors was invalid.

     20. In order to disguise the materially false and misleading statements in the Form S-1, and the fact that the Board of Directors was invalidly elected in 1994, the 1996 Proxy Statement purposely omitted any mention of the length of the term of office of any director, including those directors who were purportedly continuing their terms, as well as those standing for election, even though Section 14 of the Securities Exchange Act of 1934 (15 U.S.C. (S) 78n(a)) and Regulation 14A, item 7 promulgated thereunder required the term of office for each director to be disclosed in the Proxy Statement.

    21. The 1996 Proxy Statement also stated that two directors had been serving as directors since 1995, even though there was no annual meeting of shareholders in 1995, without any explanation as to when and by what means these two supposed directors had gained office, which information was necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. The 1996 Proxy Statement further stated that two directors had served as directors since 1996, even though the 1996 annual meeting of shareholders had obviously not taken place, without any explanation as to when and by what means these two supposed directors had gained office, which information was necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     22. The election of Meadow Valley Corporation's Board of Directors in 1996 was invalid because it was based on an inadequate, erroneous, and materially false and misleading 1996 Proxy Statement and was further premised on the untrue fact that certain directors had been elected in 1994 to staggered terms.

     23. On or about April 28, 1997, the Broad of Directors silently and without notice adopted the following resolution amending its Bylaws:

          Article III Board of Directors
          Section 2. Number, Qualifications and Tenure

               There shall be three classes of directors. "Class A" directors shall be initially elected for a term of three years. "Class B" directors shall be initially elected for a term of two years and "Class C" directors shall be initially elected for a term of one year. Thereafter, all directors shall be re-elected to three year terms. Directors whose terms have expired shall be elected at the annual meeting of shareholders. Directors shall be removed in the manner provided under Nevada law. Any director may be removed by the shareholders with or without cause at a meeting called for that purpose. The notice of the meeting shall state that the purpose or one of the purposes of the meeting is removal of the director. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal. (italics in original)

     24. Although its Bylaws were amended in 1997, Meadow Valley Corporation has never filed amended and restated Bylaws with the SEC. The most current version of the Bylaws which is publicly available and on file with the SEC, and upon which the public and the shareholders of the corporation must necessarily rely, is that which is attached hereto as Exhibit "B", which does not provide for the election of a classified Board of Directors with staggered terms.

     25. On or about April 30, 1997, Meadow Valley Corporation issued its Proxy Statement And Notice Of Annual Meeting Of Shareholders To Be Held June 23, 1997 ("1997 Proxy Statement").

     26. The 1997 Proxy Statement failed to disclose that the Bylaws had been recently amended, that the 1996 Proxy Statement and the Form S-1 Registration Statement contained materially false and misleading statements, and that the election of directors in 1994 and 1996 was invalid.

     27. On or about April 30, 1998, Meadow Valley Corporation issued its Proxy Statement And Notice Of Annual Meeting Of Shareholders To Be Held June 22, 1998 ("1998 Proxy Statement").

     28. The 1998 Proxy Statement perpetuated the materially false and misleading statement in the Company's earlier filings in that it failed to disclose that the Bylaws had been amended in 1997, that the 1996 Proxy Statement and the Form S-1 Registration Statement contained materially false and misleading statements, and that the election of directors in 1994 and 1996 was invalid.

     29. On or about September 2, 1998, Meadow Valley Corporation filed its Form S-8 Registration Statement with the SEC. This Registration Statement failed to reveal or correct any of the materially false and misleading statements in the previous Form S-1 Registration Statement and Proxy Statements.

     30. On or about May 17, 1999, Meadow Valley Corporation issued its Proxy Statement And Notice Of Annual Meeting Of Shareholders To Be Held June 21, 1999 ("1999 Proxy Statement").

     31. The 1999 Proxy Statement perpetuated the materially false and misleading statements in the Company's earlier filings in that it again failed to disclose that the Bylaws had been amended in 1997, that the 1996 Proxy Statement and Form S-1 Registration Statement contained materially false and misleading statements, that the election of directors in 1994 and 1996 was invalid, and that the Form S-8 Registration Statement failed to reveal or correct any of the materially false and misleading statements in the previous Form S-1 Registration Statement and Proxy Statements.

     32. On or about May 1, 2000, Meadow Valley Corporation issued its Proxy Statement And Notice Of Annual Meeting Of Shareholders To Be Held June 19, 2000 ("2000 Proxy Statement").

     33. The 2000 Proxy Statement, like those Proxy Statements filed in preceding years, failed to disclose that the Bylaws had been amended in 1997, that the 1996 Proxy Statement and Form S-1 Registration Statement contained materially false and misleading statements, that the election of directors in 1994 and 1996 was invalid, and that the Form S-8 Registration Statement failed to reveal or correct any of the materially false and misleading statements in the previous Form S-1 Registration Statement and Proxy Statements.

     34. On or about August 28, 2000, Meadow Valley Corporation filed its Form S-3 Registration Statement with the SEC. The Form S-3 Registration Statement failed to reveal or correct any of the materially false and misleading statements in the previous Form S-1 Registration Statement and Proxy Statements and it failed to reveal that the previous Form S-8 Registration Statement had likewise failed to reveal or correct any of the materially false and misleading statements in the previous Form S-1 Registration Statement and Proxy Statements.

     35. On or about May 1, 2001, Meadow Valley Corporation issued its Proxy Statement And Notice Of Annual Meeting Of Shareholders To Be Held June 18, 2001 ("2001 Proxy Statement").

     36. The 2001 Proxy Statement failed to disclose that the Bylaws had been amended in 1997, that the 1996 Proxy Statement and Form S-1 Registration Statement contained materially false and misleading statements, that the election of directors in 1994 and 1996 was invalid, and that the Form S-8 Registration Statement and the Form S-3 Registration Statement had failed to reveal or correct any of the materially false and misleading statements.

                            FIRST CLAIM FOR RELIEF
                            ----------------------
                    (Preliminary And Permanent Injunction)

     37. Plaintiffs incorporate paragraphs 1 through 36 as though fully set forth herein.

     38. The directors of Meadow Valley Corporation were not validly elected in 1994 and 1996 and have stood for re-election in sucessive years under false circumstances as though they had previously served valid terms.

     39. Meadow Valley Corporation and its directors have, since 1994, continuously perpetuated inaccurate and misleading Registration Statements and Proxy Statements which contain untrue statements of material fact as herein alleged.

     40. Nevada Revised Statutes (S) 78.370 contains instructions for Notice to Shareholders. Implicit in this statute is the notion that all statements in the Notice must be accurate and not misleading, and that the Notice must contain such other material facts as are necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading.

     41. Meadow Valley Corporation and its directors made these untrue statements of material fact as herein alleged, and omitted to state other material facts necessary in order to make the statements made, in light of the circumstances under which they are were made, not misleading, as more fully set forth in the proceeding paragraphs, the purpose and effect of which was to cause the corporation's shareholders, including Plaintiffs, to rely upon these untrue statements of material fact, to purchase common shares of Meadow Valley Corporation stock for excessive consideration, and to vote for the slate of directors proposed in the Proxy Statements without knowledge of the directors' bad acts as herein alleged.

     42. Plaintiff, Silver State Materials Corp., as a holder of more than ten percent (10%) of Meadow Valley Corporation's common stock, has a right, pursuant to Article II, Section 2 of the Bylaws of Meadow Valley Corporation, to demand, in writing, that the President of the corporation call a special meeting of shareholders for any purpose set forth in the written demand.

     43. Silver State Materials Corp. has made a written demand, attached hereto as Exhibit "D", upon the President of Meadow Valley Corporation, to call a special meeting of shareholders for the following purposes:

          a. To consider and vote upon the removal from office of the entire Board of Directors of the Company consisting of seven (7) directors in accordance with Article III, Section 2 of the Bylaws of the Company and
     Section 79.335(1) of the Nevada Revised Statutes ("NRS").

          b. To consider and vote upon Silver State Materials Corp.'s proposal that the shareholders adopt amended and restated bylaws, in the form attached hereto as part of Exhibit "D"; and

          c. Immediately following the shareholders' adoption of the New Bylaws, to consider and vote upon the election of a new full Board of Directors, consisting of seven (7) directors, to hold office until the next annual meeting of the stockholders of the Company, in the event that the entire present Board of Directors is removed from office pursuant to sub-paragraph a. hereinabove.

     44. Equity demands that the court issue a preliminary and permanent injunction requiring that the shareholders of Meadow Valley Corporation be immediately notified of the materially false and misleading information contained in the Proxy Statements and Registration Statements and of the corporation's and director's wrongful conduct in continually failing year after year, to disclose the materially false and misleading information, and requiring that a special meeting of shareholders be called at the earliest opportunity for the purposes of removing the current directors from office, enacting amended and restated bylaws, and electing a slate of new directors.

     45.  Plaintiffs have no other adequate remedy at law.

     46. The shareholders of Meadow Valley Corporation, including Plaintiffs, and the investing public, will suffer irreparable injury if the injunction does not issue.

     47. The injury to the shareholders of Meadow Valley Corporation, including Plaintiffs, and the investing public, outweighs whatever damage the injunction may cause the Defendants.

     48.  The injunction is clearly in the public interest.

     49. There is a sufficiently serious question going to the merits of Plaintiffs' claim to make the case a fair ground for litigation.

     50. There is a substantial likelihood that Plaintiffs will prevail on the merits of its claim.

                            SECTION CLAIM FOR RELIEF
                            -----------------------
                              (Misrepresentation)

     51. Plaintiffs incorporate paragraphs 1 through 50 as though fully set forth herein.

     52. Meadow Valley Corporation's Registration Statements and Proxy Statements were inaccurate and misleading, contained untrue statements of material fact, omitted to state material facts necessary to make the statements made not misleading, and concealed and failed adequately to disclose material facts. Specifically, the Registration Statements and Proxy Statements failed to disclose that the 1996 Proxy Statement and each successive Proxy Statement thereafter was false and misleading, that the Form S-1 Registration Statement was false and misleading, that prior to April 28, 1997 the Meadow Valley Corporation Bylaws did not allow for a classified Board of Directors with staggered terms, that the election of the directors in 1994 and 1996 was invalid, that the Bylaws had been amended in 1997 without any notice to shareholders or the public, that the Bylaws on file with the SEC were and are not the current Bylaws, and that the Board of Directors continuously and regularly allowed, and continues to allow, materially false and misleading reports, statements and information to be filed with the SEC and to be disseminated to the shareholders and the investing public.

     53. Defendants made these untrue statements of material fact and omitted to state other material facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, as more fully set forth in the preceding paragraphs, the purpose and effect of which was to cause Plaintiffs to rely upon these untrue statements of material fact, to purchase common shares of Meadow Valley Corporation stock for excessive consideration, and to vote for the slate of directors proposed in the Proxy Statement without knowledge of the directors' bad acts.

     54. The misrepresentations practiced and devices utilized by Defendants in order to effectuate this conspiracy consisted of the false representations as herein alleged, which Defendants knew, or should have known, were false when made, and the intentional and/or negligent concealment of, and failure to disclose, material facts in order to make the statements made, in light of the circumstances in which they were made, not misleading to the shareholders of Meadow Valley Corporation.

     55. In connection with, and in furtherance of, the above mentioned combination and conspiracy, Defendants engaged in acts and conduct as to which they combined, conspired and agreed as set forth above, and each of the Defendants have acquiesced, encouraged, cooperated or assisted in the effectuation of such combination and conspiracy.

     56. Plaintiffs are entitled to equitable relief including a preliminary and permanent injunction requiring that the shareholders of Meadow Valley Corporation be immediately notified of the corporation's and directors' wrongful conduct and of the materially false and misleading information contained in the corporation's Proxy Statements and Registration Statements, and requiring that a special meeting of shareholders be called at the earliest opportunity for the purposes of removing the current directors from office, enacting amended and restated bylaws, and electing a slate of new directors.

     57. By reason of the above mentioned misrepresentations, Plaintiffs have been substantially injured and are entitled to an award of their damages in such amount to be proven at trial.

     WHEREFORE, Plaintiffs demand the following:

     First Claim for Relief
     ----------------------

     1. For a preliminary and permanent injunction requiring that the shareholders of Meadow Valley Corporation be immediately notified of the wrongful conduct of the corporation and of its directors and of the materially false and misleading information contained in the corporation's Proxy Statements and Registration Statements, and that a special meeting of shareholders be called at the earliest opportunity for the purposes of removing the current directors from office, enacting amended and restated bylaws, and electing a slate of new directors;

     2.  For reasonable attorney's fees and costs;

     3. For such other and further relief as the court deems just and equitable.

     Second Claim for Relief
     -----------------------

     1. For a preliminary and permanent injunction requiring that the shareholders of Meadow Valley Corporation be immediately notified of the wrongful conduct of the corporation and of its directors and of the materially false and misleading information contained in the corporation's Proxy Statements and Registration Statements, and that a special meeting of shareholders be called at the earliest opportunity for the purposes of removing the current directors from office, enacting amended and restated bylaws, and electing a slate of new directors;

     2.   For an award of all damages as proved at trial;

     3.   For pre and post judgment interest at the highest statutory rate;

     4.   For reasonable attorney's fees and costs;

     5. For such other and further relief as the court deems just and equitable.

     DATED this 13 day of November, 2001.

                              /s/ J. D. Pearce
                              ----------------------
                              J. David Pearce
                              Nevada Bar No. 6446
                              2123 Paradise Road
                              Las Vegas, Nevada 89104
                              Attorney for Plaintiffs

                                 VERIFICATION

STATE OF NEVADA   )

                  : ss.

COUNTY OF CLARK   )

     Steven D. Hill, being first duly sworn, says that he is the president of Silver State Materials Corp., a Nevada corporation, a plaintiff in the foregoing action; that he has read the foregoing Verified Complaint and knows the contents thereof; and that the same is true to his own knowledge, except as to those matters therein stated on information and belief, and as to those matters, he believes the same to be true and correct.

                         Silver State Materials Corp., a Nevada corporation





                         /s/ Steven D. Hill
                         ---------------------------------------------------
                         Steven D. Hill, President

     SUBSCRIBED AND SWORN to before me this 14 day of November, 2001.

                         /s/ Lynda Owen
                         ---------------------------------------------------
                         Notary Public


[NOTARY SEAL]

                                 VERIFICATION

STATE OF UTAH )
              : ss.
COUNTY OF UTAH)

     Cyrus W. Spurlino, being first duly sworn, says that he is a plaintiff in the foregoing action; that he has read the foregoing Verified Complaint and knows the contents thereof; and that the same is true to his own knowledge, except as to those matters therein stated on information and belief, and as to those matters, he believes the same to be true and correct.

                         /s/ Cyrus W. Spurlino
                         ---------------------
                             Cyrus W. Spurlino

     SUBSCRIBED AND SWORN to before me this 13th day of November, 2001.

[SEAL OF NOTARY PUBLIC]  /s/ Annette E. Clarke
                         ---------------------
                             Notary Public